SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 23, 2010

DE Acquisition 1, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53924	27-2205602
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

6046 FM 2920, Suite 619
Spring, Texas 77379
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(713) 410-4596
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2010, Ruth Shepley, the shareholder of DE Acquisition 1, Inc., entered into a stock purchase agreement (the “Agreement”) with Lin-Chi Chu. Pursuant to the Agreement, Ruth Shepley transferred to Lin-Chi Chu a total of 10,000 shares of our common stock.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On August 23, 2010, Ruth Shepley the shareholder of DE Acquisition 1, Inc., consummated a sale of 10,000 shares of our common stock to Lin-Chi Chu. Following the closing of the stock purchase transaction, Lin-Chi Chu owns a 100% interest in the issued and outstanding shares of our common stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On August 23, 2010, Ruth Shepley resigned as our President, Chief Executive Officer, Chief Financial Officer and member of our Board of Directors. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On August 23, 2010, Lin-Chi Chu was appointed as the Chief Executive Officer and member of our Board of Directors, Michael Kuo was appointed to serve as the Chairman of our Board of Directors, Robert Young was appointed to serve as Chief Financial Officer, Jay Mahr was appointed to serve as Chief Operating Officer of the Corporation, and Ning-Ching Chin was appointed to serve as a member of the Board of Directors of the Corporation.

Lin-Chi Chu, President, CEO and Director

Jim Lin-Chi Chu has an Honorary Doctorate of Business Management from Armstrong University, an MBA from National Chengchi University, and his Bachelors of Business Administration from the Chinese Cultural University. He is the founder and President of the Mandarin Business Association in New York, the Chairman of the Minority Business Association, founder and Co-Chairman of the Asian American Small Business Alliance, and the President of the Product Safety Association International.

Mr. Chu has been the President of SuperMED Consultants International, Inc. since 2003 and Universal Power Energy, Inc. since 2009. SuperMED is an international strategy and consulting firm based in New York. In his capacity, Mr. Chu offer clients a broad range of fully integrated services in areas that include assurance and advisory, management, financial, technology and human capital consulting. SuperMED client service teams, work closely with clients to create powerful business solutions for organizations in the United States and around the world. UP-Energy is an international strategic firm that deals with clients in the fields of alternative energy – from hydro energy, biological energy, solar energy, wind energy, to geothermal energy. The main goal of UP-Energy is to assist in the development of these sources so that there is less reliance on crude oil and coal. Mr. Chu works tirelessly for this so that there will be less carbon emitted into our environment, leading to a healthier society.

Mr. Robert Young

Robert Young has over 20 years of financial and banking experience ranging from Investment Banking and Asset Management at Barclays Capital, Private Banking and International Banking at JP Morgan Chase, as well as Financial Services with Charles Schwab & Co., Inc.  In 2000, Robert is also a founder of Strategic Equity Capital LLC, a hedge fund managed over $100MM of client’s assets ever since.  Robert is also a board member for YMCA of Greater New York, International Red Cross and American Cancer Society.  In 2010 Robert Young has been elected as Asian and Pacific Islanders Honorary Committee for The Minority Business Development Agency, Northeast Region, U.S. Department of Commerce.

Mr. Michael Kuo

Michael Tze-Long Kuo was born in Taipei, Taiwan in 1951. He has been the President of the Michael Kuo Corporation, also known as the Michelle Kuo Corporation (USA), since he founded it in 1998. It is a general contracting company specializing in the construction of commercial retail spaces. The company is an approved contractor for Dunkin’ Donuts, Subway Restaurants, Checkers, Five Guys Burgers & Fries, Little Caesars, Taco Bell, Papa John’s Pizza, and Domino’s Pizza.

In 2007, Michael Kuo co-founded the Ever Thrive Energy Technology Co. Ltd in Taiwan. He still currently serves as the President of this company, which operates the business of handling waste rubber tires and lubricant oil.

Michael Kuo has been an Advisor to the International Leadership Foundation and President of the Chinese American Business Association since 2004. He briefly served as the President of the International 20K1 Flushing Center Lions Clubs in 1998. Since 2007, he has been a member of the Asian and Pacific Islanders Honorary Committee for the New York Regional MED Week in the Minority Business Development Agency, U.S. Department of Commerce.

Mr. Jay Mahr

Jay jointly founded and developed Sino-American Financial Investment Enterprises and Henderson Realty Corporation, and he has held the position of President at both companies since 2001. The companies specialize in joint venture investments and real estate developments respectively. His prior experiences include Director of Financial Planning at TargetSales, a major regional real estate developer in New Jersey; and Director of Marketing at MetLife in charge of marketing financial services to the Asian markets in the Northeastern Territory, which includes seven states from Maine to New York. Jay is also active in community services, and he has been a member of the U.S. Department of Commerce and Minority Business Development Agency’s MED Week’s Asian and Pacific Islander Honorary Committee since 2009. Jay obtained a BA in Economics from Columbia University and a MBA in Finance from New York University.

Mr. Ning-Ching Chin

Ning Ching Chin (Paul) was born in Mainland China and moved to Taiwan when he was two years old with his parents in 1949. He received his higher education at the Chung Cheng Institute of Technology in 1970, where he majored in Electrical Engineering. He served as an electronic officer for the Republic of China Air Force. He also served R.O.C. President Jiang Jie Shi and his son Jiang Jing Guo for eight and a half years. From 1981 to 1982, Ning-Ching Chin conducted research at the Chung Shan Research Institute. In 1983, he relocated to Pennsylvania to start his career as a mushroom farmer, which he did for three years. Later, he moved to New York and formed his own company, Accutech Electronic System. Ning-Ching Chin is a Buddhist and devoted his time to research Buddhism around the year 1991. Ever since then, he has been an avid vegetarian. He has always offered his help to those who in need. He often volunteers to help charitable organizations such as the Taiwan Buddhist Tzu-Chi Foundation and the I.B.P.S., both based in Flushing, New York. Currently, Ning-Ching Chin also serves on the Asian and Pacific Islanders Honorary Committee for NY Regional MED Week of the Minority Business Development Agency in the U.S. Department of Commerce.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors is a party in connection with their appointments at AJ Acquisition Corp. V, Inc.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1 Stock Purchase Agreement between Ruth Shepley and Lin Chi Chu Effective August 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DE Acquisition 1, Inc.

By:  /s/ Lin-Chi Chu
Name: Lin-Chi Chu
Title: President and Chief Executive Officer

Dated: September 7, 2010